SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 30, 2003

Inverness Medical Innovations, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16789	04-3565120
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 647-3900

Not Applicable
(Former name or former address, if changed since last report)

Inverness Medical Innovations, Inc. (the “Company”) hereby amends its Current Report on Form 8-K, event date September 30, 2003, in order to file the financial statements and pro forma financial information required by Item 7 of Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a)                                     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Audited statements of net assets sold of the Rapid Diagnostics Product Lines of the Abbott Diagnostics Division and Ross Products Division of Abbott Laboratories as of September 30, 2003 and December 31, 2002 and 2001, and the related statements of net sales in excess of expenses for the nine-month period ended September 30, 2003 and the years ended December 31, 2002 and 2001 are contained in Exhibit 99.3 attached hereto and are incorporated herein by reference.

b)                                    PRO FORMA FINANCIAL INFORMATION

Unaudited pro forma condensed combined statements of operations of the Company, for the nine months ended September 30, 2003, and for the year ended December 31, 2002, all giving pro forma effect to the Company’s acquisition of the Rapid Diagnostics Product Lines of the Abbott Diagnostics Division and Ross Products Division of Abbott Laboratories, are contained in Exhibit 99.4 attached hereto and are incorporated herein by reference.

The consolidated balance sheet of the Company as of September 30, 2003 presented in the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2003 reflects the acquisition of the Rapid Diagnostic Product Lines acquired from Abbott Laboratories as of September 30, 2003.

c)                                     EXHIBITS

The following exhibits are filed with this document.

Exhibit Number	Description

*+2.1

Asset Purchase Agreement, as of September 30, 2003, by and among Abbott Laboratories and Inverness Medical Innovations, Inc. and Inverness Medical Switzerland GmbH, Morpheus Acquisition Corp. and Morpheus Acquisition LLC

23.1	Consent of Deloitte & Touche LLP

*99.1	Press Release dated October 1, 2003, titled “Inverness Medical Innovations, Inc. Acquires Certain Assets From Abbott Laboratories’ Rapid Diagnostics Business”

*99.2	Registration Rights Agreement, as of September 30, 2003, by and among Inverness Medical Innovations, Inc. and Abbott Laboratories

99.3

Audited statements of net assets sold of the Rapid Diagnostics Product Lines of the Abbott Diagnostics Division and Ross Products Division of Abbott Laboratories as of September 30, 2003 and December 31, 2002 and 2001, and the related statements of net sales in excess of expenses for the nine-month period ended September 30, 2003 and the years ended December 31, 2002 and 2001

99.4

Unaudited pro forma condensed combined statements of operations of the Company, for the nine months ended September 30, 2003, and for the year ended December 31, 2002, all giving pro forma effect to the Company’s acquisition of the Rapid Diagnostics Product Lines of the Abbott Diagnostics Division and Ross Products Division of Abbott Laboratories

*                 Previously filed

+                 The Company agrees to furnish supplementally to the Securities and Exchange Commission (the “Commission”) a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

	BY:	/s/ Christopher J. Lindop
Christopher J. Lindop Chief Financial Officer

Dated: November 20, 2003

EXHIBIT INDEX

Exhibit Number	Description

*+2.1

Asset Purchase Agreement, as of September 30, 2003, by and among Abbott Laboratories and Inverness Medical Innovations, Inc. and Inverness Medical Switzerland GmbH, Morpheus Acquisition Corp. and Morpheus Acquisition LLC.

23.1	Consent of Deloitte & Touche LLP

*99.1	Press Release dated October 1, 2003, titled “Inverness Medical Innovations, Inc. Acquires Certain Assets From Abbott Laboratories’ Rapid Diagnostics Business”

*99.2	Registration Rights Agreement, as of September 30, 2003, by and among Inverness Medical Innovations, Inc. and Abbott Laboratories

99.3

Audited statements of net assets sold of the Rapid Diagnostics Product Lines of the Abbott Diagnostics Division and Ross Products Division of Abbott Laboratories as of September 30, 2003 and December 31, 2002 and 2001, and the related statements of net sales in excess of expenses for the nine-month period ended September 30, 2003 and the years ended December 31, 2002 and 2001

99.4

Unaudited pro forma condensed combined statements of operations of the Company, for the nine months ended September 30, 2003, and for the year ended December 31, 2002, all giving pro forma effect to the Company’s acquisition of the Rapid Diagnostics Product Lines of the Abbott Diagnostics Division and Ross Products Division of Abbott Laboratories

*                 Previously filed

+                 The Company agrees to furnish supplementally to the Securities and Exchange Commission (the “Commission”) a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.